SECURITIES AND EXCHANGE COMMISSION

                      Washington, D. C.  20549





                              FORM 8-K

                          CURRENT REPORT




               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


              Date of Report   February 12, 1996
                               ----------------
               (Date of earliest event reported)


                        FORD MOTOR COMPANY
      (Exact name of registrant as specified in its charter)


                             Delaware
         (State or other jurisdiction of incorporation)


	         1-3950                       			        38-0549190
	(Commission File Number)		             (IRS Employer Identification No.)


 The American Road, Dearborn,  Michigan 	       			  48121
(Address of principal executive offices)					      (Zip Code)



      Registrant's telephone number, including area code 313-322-3000

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Item 5.  Other Events.
---------------------

     The Consolidated Financial Statements of Ford Motor Company and Subsidiaries for the year ended and at December 31, 1995 together with the Report on Examination thereof by Coopers & Lybrand L.L.P., independent certified public accountants, filed as Exhibit 20 to this Current Report on Form 8-K, are incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------

                                EXHIBITS

Designation               Description                   Method of Filing
----------                -----------                   ----------------

Exhibit 20        Consolidated Financial Statements     Filed with this Report
                  of Ford and Subsidiaries for the
                  year ended and at December 31, 1995,
                  together with the Report on
                  Examination thereof by Coopers &
                  Lybrand L.L.P., independenat certified
                  public accountants.

Exhibit 23        Consent of Experts                    Filed with this Report

Exhibit 27.1      Financial Data Schedule -             Filed with this Report
                  Automotive Segment

Exhibit 27.2      Financial Data Schedule -             Filed with this Report
                  Financial Services Segment

Exhibit 27.3      Financial Data Schedule -             Filed with this Report
                  Conglomerate Total


                                SIGNATURE


     	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                               						   FORD MOTOR COMPANY
                                 						   (Registrant)


Date:  February 12, 199	           	 	  By:/s/Thomas J. DeZure
                                         -----------------------
                           						        Thomas J. DeZure
                           						        Assistant Secretary



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                           EXHIBIT INDEX


DESIGNATION			              DESCRIPTION	  	                       PAGE


Exhibit 20			              Cosolidated Financial Statements
                           of Ford and Subsidiaries for the
                           year ended and at December 31, 1995,
                           together with the Report on Examination
                           thereof by Coopers & Lybrand L.L.P.,
                           independent certified public accountants

Exhibit 23                 Consent of Experts

Exhibit 27.1               Financial Data Schedule -
                           Automotive Segment

Exhibit 27.2               Financial Data Schedule -
                           Financial Services Segment

Exhibit 27.3               Financial Data Schedule -
                           Conglomerate Total

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